UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

Coronado Global Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

100 Bill Baker Way

Beckley, West Virginia 25801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (681) 207-7263

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 1.01                   Entry into a Material Definitive Agreement.

On September 11, 2019, Coronado Global Resources Inc. (the “Company”), the subsidiary obligors party thereto (collectively with the Company, “Coronado”), Westpac Banking Corporation, for itself and as agent for the other lenders, and Westpac Administration Pty Limited, for itself and as security trustee, entered into an amendment (the “SFA Amendment”) to Coronado’s Syndicated Facility Agreement, dated September 15, 2018 (as amended, the “SFA”). References herein to “A$” are references to Australian dollars and references to “US$” are references to United States dollars.

The SFA Amendment, among other things, (i) extended the maturity date of the SFA, including the Company’s existing US$350.0 million multicurrency revolving credit facility (“Facility A”) and A$370.0 million multicurrency revolving bank guarantee facility (“Facility B”) to February 15, 2023, and (ii) added a US$200.0 million multicurrency revolving credit facility (“Facility C”). The terms, pricing, collateral support and conditions related to Facility C are substantially similar to those for Facility A.

Certain of the lenders, as well as certain of their respective affiliates, have performed and may in the future perform for the Company and its subsidiaries, various commercial banking, investment banking, lending, underwriting, trust services, financial advisory and other financial services, for which they have received and may in the future receive customary fees and expenses.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORONADO GLOBAL RESOURCES INC.

By:	/s/ Richard Rose
Name:	Richard Rose
Title:	Vice President, Chief Legal Officer and Secretary

Date:	September 12, 2019